UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 9, 2021

ENTERPRISE FINANCIAL SERVICES CORP

(Exact name of registrant as specified in its charter)

Delaware	001-15373	43-1706259
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Meramec Avenue St. Louis, Missouri	63105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(314) 725-5500

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EFSC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 9, 2021, Enterprise Financial Services Corp, a Delaware corporation, or Enterprise, filed a Certificate of Elimination of Certificate of Designation, Preferences and Rights, referred to as the Certificate of Elimination, with the Secretary of State of the State of Delaware. The Certificate of Elimination eliminates Enterprise’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A, from Enterprise’s Certificate of Incorporation, as amended. Prior to filing the Certificate of Elimination, no shares of Enterprise’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A were outstanding. A copy of the Certificate of Elimination is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Enterprise is filing in this Current Report on Form 8-K certain financial statements and pro forma financial information related to the merger of First Choice Bancorp, or First Choice, with and into Enterprise, or the merger, that was previously included in, or otherwise incorporated by reference into, the Registration Statement on Form S-4 (Registration No. 333-256265) filed by Enterprise with the Securities and Exchange Commission, or SEC, on May 18, 2021, as amended on June 2, 2021 and declared effective on June 4, 2021, in connection with the merger. Additional information regarding the consideration exchanged, First Choice assets acquired and liabilities assumed as a result of the merger, as well as certain other pro forma information related to the merger, are included in Note 2 to Enterprise's unaudited condensed consolidated financial statements included in its Quarterly Report on Form 10-Q for the period ended September 30, 2021, which was filed with the SEC on November 4, 2021.

(a)	Financial Statements of Business Acquired

The audited consolidated financial statements of First Choice as of and for the year ended December 31, 2020, as well as the accompanying notes thereto and the related Report of Independent Registered Public Accounting Firm, are filed as Exhibit 99.1 and incorporated herein by reference.

The unaudited consolidated financial statements of First Choice as of and for the three months ended March 31, 2021, as well as the accompanying notes thereto, are filed as Exhibit 99.2 and incorporated herein by reference.

(b)	Pro Forma Financial Information

The following unaudited pro forma condensed combined consolidated financial statements giving effect to the merger is filed as Exhibit 99.3 attached hereto:

•	unaudited pro forma condensed combined consolidated statement of financial condition as of March 31, 2021 presented as if the merger occurred on December 31, 2020;

•	unaudited pro forma condensed combined consolidated statements of income for the year ended December 31, 2020 presented as if the merger occurred on January 1, 2020; and

•	unaudited pro forma condensed combined condensed consolidated statements of income for the quarter ended March 31, 2021 presented as if the merger occurred on January 1, 2020.

(d) Exhibits

Exhibit Number	Description

3.1	Certificate of Elimination of Certificate of Designation, Preferences and Rights of the Fixed Rate Cumulative Perpetual Preferred Stock, Series A, of Enterprise Financial Services Corp.*

23.1	Consent of Eide Bailly LLP.*

99.1	Audited consolidated financial statements of First Choice as of and for the year ended December 31, 2020 (incorporated by reference to the Annual Report on Form 10-K filed by First Choice with the SEC on March 15, 2021, as amended on April 27, 2021) (File No.: 001-38476).

99.2	Unaudited consolidated financial statements of First Choice as of and for the three months ended March 31, 2021 (incorporated by reference to the Quarterly Report on Form 10-Q filed by First Choice with the SEC on May 10, 2021) (File No.: 001-38476).

99.3	Unaudited pro forma condensed combined consolidated statement of financial condition as of March 31, 2021 presented as if the merger occurred on December 31, 2020; unaudited pro forma condensed combined consolidated statements of income for the year ended December 31, 2020 presented as if the merger occurred on January 1, 2020; and unaudited pro forma condensed combined condensed consolidated statements of income for the quarter ended March 31, 2021 presented as if the merger occurred on January 1, 2020.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTERPRISE FINANCIAL SERVICES CORP

Date: November 9, 2021
/s/ Troy R. Dumlao
Troy R. Dumlao
Senior Vice President and Chief Accounting Officer